LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

[$230,202,000] (Approximate) Structured Asset Securities Corporation SERIES 2005-GEL3 SENIOR/SUBORDINATE Certificates No Hard Cap

			To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approx.		WAL(2)	Window (2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/ S&P/Fitch)(4)
A	[$175,395,000]	1 M Libor	1.73	1-77	[26.05%]	TBD	[6/25/2035]	Aaa/AAA/AAA
M1	[$9,000,000]	1 M Libor	5.17	53-77	[22.15%]	TBD	[6/25/2035]	Aa1/AAA/AAA
M2	[$8,192,000]	1 M Libor	4.84	48-77	[18.60%]	TBD	[6/25/2035]	Aa2/AA+/AA+
M3	[$13,731,000]	1 M Libor	4.62	42-77	[12.65%]	TBD	[6/25/2035]	A2/A+/A+
M4	[$7,154,000]	1 M Libor	4.48	41-77	[9.55%]	TBD	[6/25/2035]	Baa1/A-/A-
M5	[$5,654,000]	1 M Libor	4.43	39-77	[7.10%]	TBD	[6/25/2035]	Baa3/BBB+/BBB+
M6	[$8,192,000]	1 M Libor	4.34	38-77	[3.55%]	TBD	[6/25/2035]	N/A/BBB-/N/A
B (5)	[$2,884,000]	Fixed	2.07	20-30	[2.30%]	N/A	[6/25/2035]	N/A/BB/ N/A
			To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approx.		WAL(2)	Window (2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)(4)
A	[$175,395,000]	1 M Libor	1.88	1-149	[26.05%]	TBD	[6/25/2035]	Aaa/AAA/AAA
M1	[$9,000,000]	1 M Libor	5.58	53-129	[22.15%]	TBD	[6/25/2035]	Aa1/AAA/AAA
M2	[$8,192,000]	1 M Libor	5.23	48-124	[18.60%]	TBD	[6/25/2035]	Aa2/AA+/AA+
M3	[$13,731,000]	1 M Libor	4.96	42-118	[12.65%]	TBD	[6/25/2035]	A2/A+/A+
M4	[$7,154,000]	1 M Libor	4.76	41-106	[9.55%]	TBD	[6/25/2035]	Baa1/A-/A-
M5	[$5,654,000]	1 M Libor	4.63	39-97	[7.10%]	TBD	[6/25/2035]	Baa3/BBB+/BBB+
M6	[$8,192,000]	1 M Libor	4.38	38-87	[3.55%]	TBD	[6/25/2035]	N/A/BBB-/ N/A
B (5)	[$2,884,000]	Fixed	2.07	20-30	[2.30%]	N/A	[6/25/2035]	N/A/BB/ N/A

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

The pricing speed is [30%] CPR.

(3)

Initial credit enhancement assumes overcollateralization has built to the [2.30%] target.  Initially, overcollateralization will be approximately [0.25%] of the Cut-Off Date collateral balance.  For the first four Distribution Dates, the O/C target will be the initial overcollateralization amount.

(4)

Rating levels are subject to final approval.

(5)

Offered privately pursuant to a private placement memorandum.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral

The collateral pool is comprised of one to four family, fixed and adjustable rate Mortgage Loans secured substantially by first and second liens on residential real estate. These Mortgage Loans were originated or acquired by the seller through a variety of sources. In general, the Mortgage Loans were originated as part of an originator’s normal course of business and were intended to be based on their standard prime, alt-A or home equity origination guidelines. These loans generally fall outside one or more parameters of their guidelines due to a variety of factors which include debt-to-income ratios, consumer credit matters, loan-to-value ratios, delinquency history, document deficiencies and loan amount exceptions.

Mortgage Insurance

Approximately 14.93% of the First Lien Mortgage Loans with over an 80% Current Loan-to-Value Ratio (“Current Combined LTV”) will be covered by borrower paid primary mortgage insurance policies.  The providers of the insurance are PMI (36.15%), Mortgage Guaranty Insurance Corporation (24.55%), Radian Guaranty (16.45%), United Guaranty Residential Insurance Corporation (10.54%), General Electric (8.89%), Republic Mortgage Insurance Corporation (2.68%) and Liberty Insurance (0.73%).

Credit Risk Manager

The Risk Management Group (“RMG”) will act as a credit risk manager on behalf of the trust.  RMG’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the trust. The following summarizes some of RMG’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of primary mortgage insurance claim activity.

•

Review of the prepayment penalty collections by servicers.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the Supplemental Interest Trust (as defined below) and paid as described below under “Supplemental Interest Trust Payment Priority”.  Any funds remaining will be paid in the following order of priority:

Prior to the Stepdown Date, or whenever a Trigger Event is in effect, the principal distribution amount will be paid to the Class A Certificates until they have been retired.  Principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates, in that order (the “Subordinate Classes”).

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th Distribution Date.

On or after the Stepdown Date, and as long as (a) a Trigger Event is not in effect and (b) the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates are outstanding, the principal distribution amount will be first paid to the Class A Certificates, to the target senior enhancement percentage.   Principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to 1.00% of the Cut-Off Date Balance.

Interest Payment Priority

The interest rates for Class A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR, plus their respective margins and (ii) the Net Funds Cap (as defined herein).  The interest rate on the Class B Certificates will be the lesser of (i) a fixed rate and (ii) the Net Funds Cap.  Interest for any Class A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will be calculated on an actual/360 basis.  The Class B Certificates will accrue interest on a 30/360 basis.  The LIBOR Certificates and the Class B Certificates will the “Offered Certificates”.

The “Accrual Period” for the Class A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates, for each Distribution Date, other than the first Distribution Date, will be the one-month period beginning on the immediately preceding Distribution Date, and ending on the day immediately preceding the related Distribution Date.  The Accrual Period for the first Distribution Date for the Class A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will be the period beginning on June 25, 2005 and ending on the day immediately preceding the first Distribution Date.  The Accrual Period for the Class B Certificates will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated according to priorities 1 through 14.  Releases of overcollateralization, if any, on any Distribution Date, will be allocated according to priorities 9 through 14:

(1)

To pay the Servicing Fee and the Trustee Fee;

(2)

To pay previously unreimbursed advances and other amounts due to the Master Servicer, the servicer or the Trustee;

(3)

To deposit into the Supplemental Interest Trust (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(4)

To pay Current Interest (as defined below) and Carryforward Interest (as defined below) to the Class A Certificates;

(5)

To pay Current Interest and Carryforward Interest to Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates sequentially, in that order;

(6)

To pay the Credit Risk Manager Fee to the Credit Risk Manager;

(7)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(8)

Any interest remaining after the application of (1) through (7) above, on any Distribution Date, following the fourth Distribution Date, will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal  distribution rule in effect for such Distribution Date, to maintain the OC Target;

(9)

To pay, after giving effect to distributions already made for such Distribution Date, to the Offered Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(10)

After the fourth Distribution Date, to pay as principal to the Class B Certificates until reduced to zero;

(11)

To pay sequentially to Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates any Deferred Amounts;

(12)

To pay the Class P Certificates, as described in the Trust Agreement;

(13)

To the Supplemental Interest Trust, as provided in the Trust Agreement;

(14)

To the Class R Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the trust to pay a pre-determined annual rate (as shown below) on the swap notional amount in each period.  The trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into a separate trust (the “Supplemental Interest Trust”).  Payments to and from the trust will be calculated on an actual/360 basis.

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	N/A	N/A	31	$40,031,124.56	4.351
2	$216,101,342.42	3.603	32	$37,784,350.18	4.357
3	$208,481,206.23	3.771	33	$35,663,677.56	4.363
4	$201,129,770.24	3.884	34	$33,662,029.14	4.369
5	$194,037,559.60	3.992	35	$31,772,724.62	4.375
6	$187,195,433.52	4.022	36	$29,989,458.61	4.380
7	$180,594,573.56	4.031	37	$28,306,279.63	4.385
8	$174,226,472.23	4.068	38	$26,717,570.23	4.391
9	$168,082,922.03	4.093	39	$25,218,028.24	4.397
10	$162,156,004.86	4.118	40	$23,802,649.07	4.403
11	$156,438,081.83	4.144	41	$22,466,709.03	4.410
12	$148,835,331.69	4.157	42	$21,205,749.55	4.418
13	$141,602,068.37	4.177	43	$20,015,562.28	4.426
14	$134,720,335.15	4.197	44	$18,892,175.09	4.435
15	$128,173,047.98	4.218	45	$17,831,838.78	4.444
16	$121,943,953.07	4.240	46	$16,831,014.57	4.454
17	$116,017,586.58	4.260	47	$15,886,362.31	4.464
18	$109,506,019.79	4.325	48	$14,994,729.31	4.475
19	$103,359,919.17	4.279	49	$14,153,139.82	4.487
20	$97,558,772.66	4.285	50	$13,358,785.12	4.497
21	$92,083,219.49	4.275	51	$12,609,014.12	4.507
22	$86,914,985.51	4.281	52	$11,901,324.54	4.516
23	$82,036,822.21	4.289	53	$11,233,354.52	4.524
24	$74,205,415.36	4.314	54	$10,602,874.77	4.531
25	$67,121,611.00	4.319	55	$10,007,781.14	4.538
26	$60,714,041.45	4.323	56	$9,446,087.54	4.544
27	$54,918,151.91	4.327	57	$8,915,919.39	4.548
28	$49,675,550.11	4.333	58	$8,415,507.29	4.553
29	$44,933,418.07	4.339	59	$7,943,181.15	4.556
30	$42,411,499.10	4.345	60	$7,497,364.65	4.559

Supplemental Interest Trust Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Supplemental Interest Trust, and allocated on each Distribution Date in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Class A Certificates, to the extent not yet paid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates, sequentially, in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, but only to the extent of realized losses incurred prior to the Distribution Date in excess of payments pursuant to this priority (5) on prior Distribution Dates, to maintain the Overcollateralization Target;

(6)

To the Class A Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(7)

To the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates, sequentially, in that order, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)

To the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates, sequentially, in that order, any Deferred Amounts, to the extent not yet paid;

(9)

If applicable, for application to the purchase of a replacement interest rate swap agreement;

(10)

To pay any unpaid swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(11)

All remaining amounts deposited in the Supplemental Interest Trust for the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable interest rate during the related Accrual Period on the class principal amount of that Class.

Net Funds Cap

The “Net Funds Cap” for the Offered Certificates for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period, provided that with respect to the Class B Certificates clause (b) above will be equal to 1.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the amount, if any, by which (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate mortgage balance for the immediately preceding Distribution Date exceeds (2) any Net Swap Payment and any swap termination payment due to the Swap Counterparty.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee and the Trustee Fee.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated under the Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, computed without regard to the Net Funds Cap, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, the Class M6 Certificates, the Class M5 Certificates, the Class M4 Certificates, the Class M3 Certificates, the Class M2 Certificates and the Class M1 Certificates.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the class principal amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margin on the Class A Certificates will double, the margins on the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will increase to 1.5 times their initial margin and the coupon on the Class B Certificates will increase by 50 basis points.

Origination and Servicing

The top 5 originators of the Mortgage Loans were Option One Mortgage Corporation (25.30%), Finance America (20.76%), Aurora Loan Services LLC (11.00%), Greenpoint Mortgage (9.22%) and Taylor Bean Whitaker (8.22%), with the remaining 25.50% of the Mortgage Loans originated by other originators. The Mortgage Loans will be serviced by Aurora Loan Services LLC (56.61%), Wells Fargo Federal Bank NA (32.91%), Ocwen Federal Bank, FSB (4.57%), Option One Mortgage Corporation (3.99%) and Chase (1.92%).  Option One will transfer the servicing rights of the loans that they are servicing to Wells Fargo Federal Bank NA on July 1, 2005.

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Classes.  The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  The Class M1 Certificates will be senior in right of priority to the Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates.  The Class M2 Certificates will be senior in right of priority to the Class M3, Class M4, Class M5, Class M6 and Class B Certificates.  The Class M3 Certificates will be senior in right of priority to the Class M4, Class M5, Class M6 and Class B Certificates.  The Class M4 Certificates will be senior in right of priority to the Class M5, Class M6 and Class B Certificates.  The Class M5 Certificates will be senior in right of priority to the Class M6 and Class B Certificates.  The Class M6 Certificates will be senior in right of priority to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the class principal amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class B, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates have been reduced to zero.

Overcollateralization

After the first 4 Distribution Dates, excess interest will be used to pay down principal on the Offered Certificates until the aggregate loan balance exceeds the aggregate certificate balance by an amount equal to the OC Target.

The “OC Target” with respect to any Distribution Date prior to the Stepdown Date is equal to the sum of (x) approximately [2.30%] of the Cut-off Date Balance and (y) the cumulative amount previously paid to the Class B Certificate under part (8) of the Interest Payment Priority (the “Class B Accelerated Amount”).  On or after the Stepdown Date or on any Distribution Date for which a Trigger Event is not in effect, the OC Target is equal to the sum of (x) the greater of (1) [1.00%] of the Cut-Off Date Balance and (2) the lesser of (i) [2.30%] of the Cut-Off Date Balance and (ii) [4.60%] of the current Collateral Balance and (y) the Class B Accelerated Amount.  For any Distribution Date on or after the Stepdown Date, and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Event

A “Trigger Even” will have occurred with respect to any Distribution Date if  the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [TBD]of the Senior Enhancement Percentage (as defined below) for that Distribution Date, or if the Cumulative realized losses exceed certain loss percentages set by the rating agencies:

Payment Date	Loss Percentage
July 2008 through June 2009	[TBD]
July 2009 through June 2010	[TBD]
July 2010 through June 2011	[TBD]
July 2011 through June 2012	[TBD]
July 2012 through June 2013	[TBD]
July 2013 and thereafter	[TBD]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of realized losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total class principal amount of the Subordinate Classes and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

A	Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B are subordinate classes subject to a lock-out period of 36 months with respect to principal payments
Aaa/AAA/AAA Libor Floater

M1
Aa1/AAA/AAA Libor Floater

M2
Aa2/AA+/AA+ Libor Floater

M3
A2/A+/A+ Libor Floater

M4
Baa1/A-/A- Libor Floater

M5
Baa3/BBB+/BBB+ Libor Floater

M6
N/A/BBB-/N/A Libor Floater

B
N/A/BB/N/A Fixed

Summary of Terms
Issuer:	SASCO Mortgage Loan Trust, Series 2005-GEL3
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The Risk Management Group
Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	TBD
Distribution Date:	25th of each month, or the next succeeding Business Day Actual First Payment Date: July 25, 2005
Cut-Off Date:	June 1, 2005
Statistical Cut-Off Date:	June 1, 2005
Expected Pricing Date:	June [27], 2005
Expected Closing Date:	June [30], 2005
Delay Days:	0 day delay – Class A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates; 24 day delay – Class B Certificates
Dated Date:	June 25, 2005 – Class A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates; June 1, 2005 – Class B Certificates
Day Count:	Actual/360 - Class A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6; 30/360 – Class B Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	0.50% of the principal balance annually
Trustee Fee: Credit Risk Manager Fee:	0.0080% of the principal balance annually 0.0100% of the principal balance annually

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Clearstream Luxemburg
Denomination:	Minimum $25,000; increments $1 in excess thereof for Class A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6. Minimum $250,000; increments $1 in excess thereof for Class B.
SMMEA Eligibility:	None of the Classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call
Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	3.94	2.60	1.73	1.13	0.91
Window (mos)	1-157	1-106	1-77	1-34	1-27
Expected Final Mat.	7/2018	4/2014	11/2011	4/2008	9/2007

Class M1
Avg. Life (yrs)	8.60	5.77	5.17	3.80	2.38
Window (mos)	49-157	40-106	53-77	34-59	27-30
Expected Final Mat.	7/2018	4/2014	11/2011	5/2010	12/2007

Class M2
Avg. Life (yrs)	8.60	5.75	4.84	4.90	2.66
Window (mos)	49-157	39-106	48-77	59-59	30-34
Expected Final Mat.	7/2018	4/2014	11/2011	5/2010	4/2008

Class M3
Avg. Life (yrs)	8.60	5.74	4.62	4.58	3.51
Window (mos)	49-157	38-106	42-77	48-59	34-47
Expected Final Mat.	7/2018	4/2014	11/2011	5/2010	5/2009

Class M4
Avg. Life (yrs)	8.60	5.73	4.48	4.09	3.90
Window (mos)	49-157	38-106	41-77	44-59	47-47
Expected Final Mat.	7/2018	4/2014	11/2011	5/2010	5/2009

Class M5
Avg. Life (yrs)	8.60	5.73	4.43	3.92	3.87
Window (mos)	49-157	37-106	39-77	42-59	45-47
Expected Final Mat.	7/2018	4/2014	11/2011	5/2010	5/2009

Class M6
Avg. Life (yrs)	8.52	5.66	4.34	3.75	3.56
Window (mos)	49-157	37-106	38-77	39-59	40-47
Expected Final Mat.	7/2018	4/2014	11/2011	5/2010	5/2009

Class B
Avg. Life (yrs)	1.68	1.84	2.07	2.50	2.98
Window (mos)	17-23	18-26	20-30	23-37	29-38
Expected Final Mat.	5/2007	8/2007	12/2007	7/2008	8/2008

(1) 100% of the Prepayment Assumption is equal to the pricing speed as defined on page one.

Sensitivity Analysis – To Maturity
Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	4.19	2.78	1.88	1.13	0.91
Window (mos)	1-276	1-200	1-149	1-34	1-27
Expected Final Mat.	6/2028	2/2022	11/2017	4/2008	9/2007

Class M1
Avg. Life (yrs)	9.33	6.31	5.58	5.34	2.38
Window (mos)	49-247	40-174	53-129	34-115	27-30
Expected Final Mat.	1/2026	12/2019	3/2016	1/2015	12/2007

Class M2
Avg. Life (yrs)	9.30	6.27	5.23	6.17	2.66
Window (mos)	49-239	39-168	48-124	63-95	30-34
Expected Final Mat.	5/2025	6/2019	10/2015	5/2013	4/2008

Class M3
Avg. Life (yrs)	9.23	6.21	4.96	4.87	4.82
Window (mos)	49-230	38-161	42-118	48-91	34-91
Expected Final Mat.	8/2024	11/2018	4/2015	1/2013	1/2013

Class M4
Avg. Life (yrs)	9.11	6.11	4.76	4.31	4.60
Window (mos)	49-209	38-145	41-106	44-81	50-64
Expected Final Mat.	11/2022	7/2017	4/2014	3/2012	10/2010

Class M5
Avg. Life (yrs)	8.96	5.99	4.63	4.07	4.03
Window (mos)	49-193	37-133	39-97	42-74	45-59
Expected Final Mat.	7/2021	7/2016	7/2013	8/2011	5/2010

Class M6
Avg. Life (yrs)	8.60	5.72	4.38	3.78	3.58
Window (mos)	49-175	37-120	38-87	39-67	40-53
Expected Final Mat.	1/2020	6/2015	9/2012	1/2011	11/2009

Class B
Avg. Life (yrs)	1.68	1.84	2.07	2.50	2.98
Window (mos)	17-23	18-26	20-30	23-37	29-38
Expected Final Mat.	5/2007	8/2007	12/2007	7/2008	8/2008

(1) 100% of the Prepayment Assumption is equal to the pricing speed as defined on page one.

Net Funds Cap Schedule for LIBOR Certificates (1) (2)

Period	Funds Cap (%)	Period	Funds Cap (%)
1	N/A	31	16.04%
2	22.46%	32	16.35%
3	22.21%	33	16.84%
4	22.43%	34	16.03%
5	22.08%	35	16.20%
6	22.20%	36	15.76%
7	21.88%	37	15.94%
8	21.76%	38	15.95%
9	22.39%	39	15.80%
10	21.58%	40	16.03%
11	21.77%	41	15.55%
12	21.24%	42	15.81%
13	21.18%	43	15.32%
14	20.67%	44	15.23%
15	20.39%	45	16.36%
16	20.35%	46	15.15%
17	19.93%	47	15.38%
18	19.77%	48	14.96%
19	19.23%	49	15.20%
20	20.24%	50	14.73%
21	20.83%	51	14.67%
22	19.61%	52	14.93%
23	19.62%	53	14.48%
24	18.60%	54	14.80%
25	18.19%	55	14.46%
26	17.76%	56	14.37%
27	17.16%	57	15.49%
28	17.01%	58	14.22%
29	16.23%	59	14.50%
30	16.45%	60	14.07%

(1)

Based on 1 month LIBOR, 6 month LIBOR, 1 year LIBOR, Prime, 1 year CMT and 3 year CMT of 20% for each period.

(2)

Assumes 100% of the pricing speed as defined on Page 1.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown.  Calculations are run to maturity at the forward one-month LIBOR, six-month LIBOR, one-year LIBOR, Prime, one-year CMT and three-year CMT curves.  Other assumptions incorporated include: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	39.01	22.99%
M2	30.37	19.95%
M3	19.07	14.76%
M4	14.18	11.90%
M5	10.70	9.55%
M6	6.43	6.23%
B	5.39	5.33%

SASCO 2005-GEL3 Collateral Summary

Total Number of Loans	1,258	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$230,783,648	Yes	5.91%
Average Loan Principal Balance	$183,453	No	94.09%
Fixed Rate	23.50%
Adjustable Rate	76.50%	Primary Mortgage Insurance Coverage
Prepayment Penalty	45.08%	(First Lien Loans with Current CLTV > 80%)
Weighted Average Coupon	7.29%	Yes	14.93%
Weighted Average Margin	5.17%	No	85.07%
Non-Zero Weighted Average Initial Periodic Cap	3.29%
Non-Zero Weighted Average Periodic Cap	1.47%	Prepayment Penalty
Weighted Average Maximum Rate	13.35%	None	54.92%
Weighted Average Floor	6.41%	0.001-1.000	5.39%
Weighted Average Original Term (mo.)	349	1.001-2.000	31.80%
Weighted Average Remaining Term (mo.)	339	2.001-3.000	7.26%
Weighted Average Loan Age (mo.)	10	4.001-5.000	0.62%
Weighted Average Current LTV	81.35%
Non-Zero Weighted Average FICO	633	Geographic Distribution
Non-Zero Weighted Average DTI	38.84%	(Other states account individually for less than
% IO Loans	28.62%	3% of the Cut-off Date principal balance)
		CA	23.09%
Lien Position		NY	7.54%
First	95.36%	MA	6.23%
Second	4.64%	GA	6.19%
		TX	5.73%
Delinquency Status		FL	4.85%
0 -29 days	93.89%	NV	4.46%
30-59	6.11%

Product Type
2 yr Hybrid ARMs	51.33%	Occupancy Status
3 yr Hybrid ARMs	9.90%	Primary Home	88.52%
5 yr Hybrid ARMs	9.19%	Investment	9.14%
6 mo LIBOR ARMs	3.22%	Second Home	2.34%
Balloon	3.63%
Fixed	19.88%
Other ARMs	2.86%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 50,000.00	208	$6,846,797.04	2.97%
50,000.01 - 100,000.00	292	21,835,242.75	9.46
100,000.01 - 150,000.00	234	29,259,080.52	12.68
150,000.01 - 200,000.00	135	23,529,597.14	10.20
200,000.01 - 250,000.00	102	22,834,406.32	9.89
250,000.01 - 300,000.00	67	18,483,740.14	8.01
300,000.01 - 350,000.00	41	13,219,757.88	5.73
350,000.01 - 400,000.00	39	14,461,309.22	6.27
400,000.01 - 450,000.00	29	12,302,420.94	5.33
450,000.01 - 500,000.00	25	11,851,539.94	5.14
500,000.01 - 550,000.00	14	7,357,580.63	3.19
550,000.01 - 600,000.00	25	14,613,144.65	6.33
600,000.01 - 650,000.00	21	13,301,566.54	5.76
650,000.01 - 700,000.00	9	6,036,830.63	2.62
700,000.01 - 750,000.00	6	4,402,504.09	1.91
750,000.01 - 800,000.00	1	800,000.00	0.35
800,000.01 - 850,000.00	1	846,583.32	0.37
850,000.01 - 900,000.00	2	1,739,500.00	0.75
900,000.01 - 950,000.00	1	915,057.12	0.40
950,000.01 - 1,000,000.00	4	3,950,622.85	1.71
1,000,000.01 >=	2	2,196,365.97	0.95
Total:	1,258	$230,783,647.69	100.00%

Minimum: 112.02
Maximum: 1,134,235.99

Average: 183,452.82

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2.501 - 3.000	4	$1,425,909.31	0.62%
3.001 - 3.500	6	1,121,648.30	0.49
3.501 - 4.000	14	2,882,247.35	1.25
4.001 - 4.500	14	4,443,268.63	1.93
4.501 - 5.000	36	8,279,594.72	3.59
5.001 - 5.500	67	16,187,561.45	7.01
5.501 - 6.000	101	27,699,981.58	12.00
6.001 - 6.500	103	24,854,433.35	10.77
6.501 - 7.000	116	30,977,645.13	13.42
7.001 - 7.500	85	22,803,992.93	9.88
7.501 - 8.000	123	23,450,414.85	10.16
8.001 - 8.500	81	12,301,531.23	5.33
8.501 - 9.000	118	16,411,567.20	7.11
9.001 - 9.500	75	9,118,518.06	3.95
9.501 - 10.000	89	9,288,498.23	4.02
10.001 - 10.500	64	5,804,073.62	2.51
10.501 - 11.000	69	6,998,748.19	3.03
11.001 - 11.500	35	3,243,999.18	1.41
11.501 - 12.000	36	2,453,699.14	1.06
12.001 - 12.500	8	281,541.33	0.12
12.501 - 13.000	7	314,097.12	0.14
13.001 - 13.500	4	152,621.56	0.07
13.501 - 14.000	1	41,845.03	0.02
14.001 - 14.500	2	246,210.20	0.11
Total:	1,258	$230,783,647.69	100.00%

Minimum: 2.875
Maximum: 14.350
Weighted Average: 7.292

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
61 - 120	5	$374,478.04	0.16%
121 - 180	197	12,370,715.85	5.36
181 - 240	17	856,817.17	0.37
241 - 300	3	857,311.34	0.37
301 - 360	1,035	215,831,439.93	93.52
361 >=	1	492,885.36	0.21
Total:	1,258	$230,783,647.69	100.00%
Minimum: 84 Maximum: 372 Weighted Average: 349
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1 - 60	6	$56,793.87	0.02%
61 - 120	15	986,379.01	0.43
121 - 180	190	12,247,323.96	5.31
181 - 240	15	1,202,733.43	0.52
241 - 300	41	4,399,364.87	1.91
301 - 360	991	211,891,052.55	91.81
Total:	1,258	$230,783,647.69	100.00%
Minimum: 5 Maximum: 359 Weighted Average: 339

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Current Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
20.001 - 30.000	3	$90,094.11	0.04%
30.001 - 40.000	13	2,058,284.28	0.89
40.001 - 50.000	21	5,497,295.72	2.38
50.001 - 60.000	65	11,975,793.75	5.19
60.001 - 70.000	168	31,766,000.37	13.76
70.001 - 80.000	385	83,952,652.85	36.38
80.001 - 90.000	196	37,128,549.23	16.09
90.001 - 100.000	321	37,419,589.49	16.21
100.001 - 110.000	36	7,577,304.47	3.28
110.001 - 120.000	37	10,557,926.95	4.57
120.001 - 130.000	13	2,760,156.47	1.20
Total:	1,258	$230,783,647.69	100.00%
Minimum: 23.09 Maximum: 124.54 Weighted Average: 81.35

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Unknown	5	$538,150.23	0.23%
<= 499	59	8,519,093.45	3.69
500 - 519	66	10,362,182.74	4.49
520 - 539	82	14,142,180.96	6.13
540 - 559	95	16,650,798.71	7.21
560 - 579	90	17,844,554.72	7.73
580 - 599	97	17,373,769.78	7.53
600 - 619	99	18,009,024.06	7.80
620 - 639	104	21,294,768.58	9.23
640 - 659	91	18,904,268.81	8.19
660 - 679	112	17,065,949.60	7.39
680 - 699	91	17,382,234.65	7.53
700 - 719	77	13,219,898.58	5.73
720 - 739	60	12,447,416.28	5.39
740 - 759	67	12,925,091.00	5.60
760 - 779	39	8,292,627.10	3.59
780 - 799	20	4,486,807.63	1.94
800 >=	4	1,324,830.81	0.57
Total:	1,258	$230,783,647.69	100.00%

Non-zero Minimum: 429
Maximum: 811
Non-Zero Weighted Average: 633

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Purchase	560	$93,980,727.14	40.72%
Cash Out Refinance	470	91,021,684.14	39.44
Rate/Term Refinance	190	35,715,277.76	15.48
Debt Consolidation	36	9,453,859.05	4.10
Construction Permanent	2	612,099.60	0.27
Total:	1,258	$230,783,647.69	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Single Family	934	$170,551,916.80	73.90%
2-4 Family	122	27,687,067.77	12.00
PUD	126	23,077,904.84	10.00
Condominium	60	7,730,933.72	3.35
Manufactured Housing	13	1,347,302.62	0.58
Cooperative	1	249,978.12	0.11
Mixed Use	2	138,543.82	0.06
Total:	1,258	$230,783,647.69	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Southern California	127	$36,551,681.94	15.84%
New York	62	17,394,269.63	7.54
Northern California	69	16,739,897.10	7.25
Massachusetts	59	14,383,495.28	6.23
Georgia	96	14,274,485.78	6.19
Texas	109	13,222,735.84	5.73
Florida	78	11,184,538.00	4.85
Nevada	52	10,293,040.19	4.46
New Jersey	38	8,414,167.11	3.65
Illinois	46	8,337,105.63	3.61
Arizona	46	8,232,102.55	3.57
Pennsylvania	59	8,038,245.15	3.48
Colorado	45	7,366,102.25	3.19
North Carolina	31	5,489,943.82	2.38
Virginia	22	4,378,844.73	1.90
Michigan	31	4,138,129.62	1.79
Maryland	20	4,062,248.97	1.76
Connecticut	17	3,722,916.86	1.61
Rhode Island	14	3,321,703.73	1.44
Ohio	35	3,239,587.68	1.40
New Hampshire	12	3,109,817.33	1.35
Minnesota	17	2,746,374.52	1.19
Missouri	24	2,690,524.41	1.17
Utah	15	1,985,495.75	0.86
Tennessee	10	1,924,896.13	0.83
Washington	11	1,795,312.40	0.78
Hawaii	4	1,754,549.09	0.76
South Carolina	12	1,421,556.52	0.62
Louisiana	7	1,382,352.85	0.60
Alabama	8	1,022,459.57	0.44
Other	82	8,165,067.26	3.54
Total:	1,258	$230,783,647.69	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	816	$131,032,976.49	56.78%
Stated	280	69,033,218.98	29.91
Limited	109	19,176,062.46	8.31
No Documentation	53	11,541,389.76	5.00
Total:	1,258	$230,783,647.69	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.999	1	$548,250.00	0.31%
1.000 - 1.499	2	831,648.26	0.47
1.500 - 1.999	5	1,274,819.38	0.72
2.000 - 2.499	90	24,836,058.59	14.07
2.500 - 2.999	82	18,874,870.83	10.69
3.000 - 3.499	8	3,113,568.06	1.76
3.500 - 3.999	11	3,748,641.46	2.12
4.000 - 4.499	13	4,066,622.00	2.30
4.500 - 4.999	23	5,511,464.86	3.12
5.000 - 5.499	57	16,853,238.02	9.55
5.500 - 5.999	50	15,102,537.30	8.55
6.000 - 6.499	126	28,647,002.22	16.23
6.500 - 6.999	124	26,872,178.87	15.22
7.000 - 7.499	55	8,829,299.15	5.00
7.500 - 7.999	36	6,578,434.17	3.73
8.000 - 8.499	54	6,813,023.66	3.86
8.500 - 8.999	17	2,213,372.66	1.25
9.000 - 9.499	8	922,804.53	0.52
9.500 - 9.999	6	806,707.02	0.46
10.000 >=	1	97,874.32	0.06
Total:	769	$176,542,415.36	100.00%

Minimum: 0.000
Maximum: 10.100
Non-Zero Weighted Average: 5.154

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Initial Periodic Rate Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
N/A	1	$548,250.00	0.31%
1.000	20	2,558,526.98	1.45
1.500	19	5,201,672.21	2.95
1.625	1	492,110.74	0.28
1.830	1	268,200.00	0.15
2.000	84	24,071,439.79	13.63
3.000	531	112,500,068.89	63.72
5.000	53	14,571,780.12	8.25
6.000	39	10,268,788.58	5.82
6.625	1	175,235.00	0.10
6.750	1	247,896.27	0.14
7.125	1	875,000.00	0.50
7.250	3	696,726.81	0.39
7.375	1	715,179.91	0.41
7.500	1	241,386.55	0.14
7.625	1	177,436.71	0.10
7.750	1	34,500.00	0.02
7.875	2	388,097.40	0.22
8.000	1	1,000,000.00	0.57
8.250	3	301,621.14	0.17
8.750	1	479,648.26	0.27
9.000	2	376,850.00	0.21
9.250	1	352,000.00	0.20
Total:	769	176,542,415.36	100.00%

Non-Zero Minimum: 1.000
Maximum: 9.250
Non-Zero Weighted Average: 3.290

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Periodic Rate Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
N/A	1	$548,250.00	0.31%
1.000	604	132,889,773.86	75.27
1.500	17	4,813,183.95	2.73
2.000	114	29,401,393.80	16.65
2.500	1	17,462.48	0.01
3.000	1	208,000.00	0.12
5.000	1	268,200.00	0.15
6.000	15	4,444,065.61	2.52
6.625	1	175,235.00	0.10
6.750	1	247,896.27	0.14
7.125	1	875,000.00	0.50
7.250	3	696,726.81	0.39
7.500	1	241,386.55	0.14
7.625	1	177,436.71	0.10
7.750	1	34,500.00	0.02
7.875	2	388,097.40	0.22
8.250	2	284,158.66	0.16
8.750	1	479,648.26	0.27
9.250	1	352,000.00	0.20
Total:	769	$176,542,415.36	100.00%

Non-Zero Minimum: 1.000
Maximum: 9.250
Non-Zero Weighted Average: 1.466

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2.501 - 3.000	1	$548,250.00	0.31%
7.501 - 8.000	1	217,398.60	0.12
8.001 - 8.500	1	312,306.75	0.18
9.001 - 9.500	4	2,185,503.12	1.24
9.501 - 10.000	14	3,533,782.62	2.00
10.001 - 10.500	25	5,115,413.53	2.90
10.501 - 11.000	28	6,871,456.72	3.89
11.001 - 11.500	37	10,523,497.30	5.96
11.501 - 12.000	60	19,152,387.49	10.85
12.001 - 12.500	42	11,570,049.75	6.55
12.501 - 13.000	70	21,229,286.51	12.03
13.001 - 13.500	62	18,061,596.05	10.23
13.501 - 14.000	82	20,101,655.66	11.39
14.001 - 14.500	46	8,200,534.17	4.65
14.501 - 15.000	67	13,176,052.79	7.46
15.001 - 15.500	52	9,919,264.17	5.62
15.501 - 16.000	55	10,464,871.49	5.93
16.001 - 16.500	39	5,287,560.96	3.00
16.501 - 17.000	39	5,642,939.96	3.20
17.001 - 17.500	19	2,417,770.85	1.37
17.501 - 18.000	24	1,946,910.42	1.10
18.001 - 18.500	1	63,926.45	0.04
Total:	769	$176,542,415.36	100.00%

Minimum: 2.875

Maximum: 18.050
Weighted Average: 13.351

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.001 - 1.500	1	$352,000.00	0.20%
1.501 - 2.000	9	2,369,045.70	1.34
2.001 - 2.500	90	23,406,345.54	13.26
2.501 - 3.000	67	19,110,857.90	10.83
3.001 - 3.500	4	1,341,626.13	0.76
3.501 - 4.000	3	420,030.03	0.24
4.001 - 4.500	3	572,700.00	0.32
4.501 - 5.000	9	1,952,069.00	1.11
5.001 - 5.500	7	1,668,189.83	0.94
5.501 - 6.000	25	8,679,335.77	4.92
6.001 - 6.500	55	14,347,313.39	8.13
6.501 - 7.000	68	21,405,652.25	12.12
7.001 - 7.500	51	16,174,405.73	9.16
7.501 - 8.000	70	17,297,139.24	9.80
8.001 - 8.500	48	8,694,972.10	4.93
8.501 - 9.000	63	12,100,517.64	6.85
9.001 - 9.500	40	6,467,239.71	3.66
9.501 - 10.000	45	6,663,951.75	3.77
10.001 - 10.500	36	4,389,309.05	2.49
10.501 - 11.000	34	4,891,319.41	2.77
11.001 - 11.500	18	2,348,325.72	1.33
11.501 - 12.000	22	1,826,143.02	1.03

Minimum: 1.375
Maximum: 12.050

Weighted Average: 6.409

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date

Months to Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.001 - 6.000	72	$15,529,793.09	8.80%
6.001 - 12.000	20	4,185,925.02	2.37
12.001 - 18.000	141	28,403,017.21	16.09
18.001 - 24.000	369	85,814,073.25	48.61
24.001 - 30.000	46	12,215,389.58	6.92
30.001 - 36.000	40	9,336,914.86	5.29
36.001 - 42.000	7	3,616,392.98	2.05
42.001 - 48.000	13	3,676,830.70	2.08
48.001 - 54.000	34	7,890,272.08	4.47
54.001 - 60.000	25	5,482,141.97	3.11
66.001 - 72.000	1	267,612.08	0.15
72.001 - 78.000	1	124,052.54	0.07
Total:	769	$176,542,415.36	100.00%

Weighted Average Months to Next Rate Adjustment: 23

Contacts

MBS Trading	Matt Ziffer	(212) 526-8315
	Kevin Portnoy	(212) 526-8315

MBS Banking	Mary Stone	(212) 526-9606
	Nick Stimola	(212) 526-0212